NUVEEN SANTA BARBARA DIVIDEND GROWTH FUND

NUVEEN SANTA BARBARA GROWTH FUND

NUVEEN SANTA BARBARA INTERNATIONAL GROWTH FUND

SUPPLEMENT DATED OCTOBER 3, 2011

TO THE PROSPECTUS DATED NOVEMBER 30, 2010,

AS SUPPLEMENTED JANUARY 18, 2011

The first and second sentences of the first paragraph of the section “General Information— Dividends, Distributions and Taxes” are hereby deleted in their entirety and replaced with the following sentences:

The Dividend Growth Fund intends to pay income dividends quarterly. The Growth Fund and the International Growth Fund intend to pay income dividends annually.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS FOR FUTURE REFERENCE

MGN-SANTBP-1011P